Future Intangible Asset Amortization Expense (Detail) $ in Thousands	Dec. 31, 2017 USD ($)
Goodwill and Intangible Assets Disclosure [Abstract]
2018	$ 19,788
2019	16,217
2020	13,867
2021	11,906
2022	6,580
Finite Lived Intangible Assets, Amortization Expense, Net, Total	$ 68,358